UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 8, 2019
Date of Report (date of earliest event reported)

First Horizon National Corporation
(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(901) 523-4444
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.
Furnished as Exhibit 99.1 is a copy of First Horizon’s press release related to the matters discussed below. The press release was issued on November 8, 2019.
Furnished as Exhibit 99.2 is a copy of First Horizon’s slide presentation dated November 8, 2019, related to the matters discussed below.
The exhibits are furnished pursuant to this Item 7.01. The exhibits speak as of their date. First Horizon does not assume any obligation to update in the future any information contained in the exhibits.

Item 8.01. Other Events.
On November 8, 2019 First Horizon Bank ("FHB") entered into an agreement with SunTrust Bank to purchase 30 bank branches. FHB expects the purchase of the branches to close in first quarter 2020, subject to approval by regulators and customary closing conditions. FHB is a subsidiary of First Horizon National Corporation.
The branches are in communities in North Carolina (20 branches), Virginia (8 branches) and Georgia (2 branches). FHB will assume branch deposits at closing and will pay a deposit premium of 3.40 percent based on deposit balances near the time the transaction closes. Also, as part of the transaction, FHB will acquire branch loans and related fixed assets. As of June 30, 2019, branch deposit balances were approximately $2.4 billion and branch loan balances were approximately $410 million.

Forward-Looking Statements
This current report on Form 8-K, including its exhibits, contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends identify forward-looking statements.
Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon, and many of which, with respect to future business decisions and actions, are subject to change. Examples of uncertainties and contingencies include, among other important factors: global, general, and local economic and business conditions, including economic recession or depression; expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution; market and monetary fluctuations, including fluctuations in mortgage markets; inflation or deflation; customer, investor, competitor, regulatory, and legislative responses to any or all of these conditions; demand for First Horizon’s product offerings; the actions of the Securities and Exchange Commission (SEC), the Financial Accounting Standards Board (FASB), the Tennessee Department of Financial Institutions (TDFI), the Board of Governors of the Federal Reserve System (Federal Reserve), the Federal Deposit Insurance Corporation (FDIC), the Financial Industry Regulatory Authority (FINRA), the U.S. Department of the Treasury (Treasury), the Municipal Securities Rulemaking Board (MSRB), the Consumer Financial Protection Bureau (CFPB), the Financial Stability Oversight Council (Council), the Public Company Accounting Oversight Board (PCAOB), and other regulators and agencies, including in connection with the regulatory approval process associated with the pending transaction, threatened, or possible future regulatory, administrative, and judicial outcomes, actions, and proceedings; current or future Executive Orders; changes in laws and regulations applicable to First Horizon; the possibility that the proposed transaction will not close when expected or at all because required regulatory are not received or other conditions to the closing are not satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from the integration of customers or as a result of the strength of the economy and competitive factors in the areas where First Horizon does business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon's success in executing its business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of First Horizon.
Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q, each of which has been filed with the SEC and is available in the “Investor Relations” section of First Horizon’s website, http://www.firsthorizon.com, under the heading “SEC Filings”.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished pursuant to Item 7.01, are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Text of Press Release issued November 8, 2019
99.2	Slide Presentation dated November 8, 2019
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation

Date:	November 8, 2019	By:	/s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer